Exhibit 10.1
INCREMENTAL REVOLVING CREDIT FACILITY AMENDMENT dated as of June 9, 2011 (this “Amendment”), among CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the “Borrower”), the LOAN PARTIES signatory hereto, THE ROYAL BANK OF SCOTLAND PLC (“RBS”), as Administrative Agent under the Credit Agreement (as defined below) (in such capacity, the “Administrative Agent”), and the ADDITIONAL REVOLVING LENDERS (as defined below), to the CREDIT AGREEMENT dated as of January 9, 2007 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among Crown Castle International Corp., a Delaware corporation, the Borrower, the Subsidiary Guarantors from time to time party thereto, the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”) and the Administrative Agent.
A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrower, and have agreed to extend credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth therein. Capitalized terms used but not otherwise defined herein have the respective meanings assigned to them in the Credit Agreement.
B. Pursuant to Section 2.24 of the Credit Agreement, the Borrower has requested that the Persons set forth on Schedule I hereto (the “Additional Revolving Lenders”) increase the Total Revolving Commitments by an amount equal to $50,000,000 (the “Revolving Commitment Increase”; the commitment of each such Additional Revolving Lender to provide its applicable portion of the Revolving Commitment Increase, each an “Incremental Revolving Loan Commitment”).
C. The Additional Revolving Lenders are willing to provide such Revolving Commitment Increase to the Borrower on the terms and subject to the conditions set forth herein and in the Credit Agreement.
D. This Amendment is an Increase Joinder under and as defined in Section 2.24 of the Credit Agreement, and the parties hereto hereby agree that the Credit Agreement shall be amended as set forth in this Amendment.
Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
SECTION 1. Commitments; Pro Rata Allocation.
(a) Effective as of the Revolving Commitment Increase Effective Date (as defined in Section 2 below), (i) each Additional Revolving Lender hereby agrees to provide an Incremental Revolving Loan Commitment in the amount set forth opposite such Additional Revolving Lender’s name on Schedule I hereto and to make extensions of credit to the Borrower from time to time during the Revolving Commitment Period in accordance with, and subject to the limitations set forth in, the Credit Agreement and (ii) as a result of the Revolving Commitment Increase, the Total Revolving Commitments shall be increased to $450,000,000.

(b) Effective as of the Revolving Commitment Increase Effective Date, unless the context shall otherwise require, the Additional Revolving Lenders shall constitute “Revolving Lenders” and “Lenders”, the Incremental Revolving Loan Commitments shall constitute “Revolving Commitments” and “Commitments” and the loans made thereunder shall constitute “Revolving Loans” and “Loans”, in each case for all purposes of the Credit Agreement and the other Loan Documents.
(c) On the Revolving Commitment Increase Effective Date, each Additional Revolving Lender shall fund to the Administrative Agent for the account of the Borrower an amount equal to such Additional Revolving Lender’s pro rata share of the aggregate principal amount of Revolving Loans outstanding immediately prior to the Revolving Commitment Increase Effective Date, determined based on the Total Revolving Commitments immediately after giving effect to the Revolving Commitment Increase (such amount, the “Funded Incremental Loans”).
(d) The Borrower shall (i) make an optional prepayment in accordance with Section 2.8 of the Credit Agreement (other than the minimum amount requirements set forth therein) on the Revolving Commitment Increase Effective Date in an amount equal to the amount of the Funded Incremental Loans (it being understood and agreed that the proceeds from the Funded Incremental Loans shall constitute the principal amount required to be paid by the Borrower to the Administrative Agent in connection with such optional prepayment) and (ii) pay to the Administrative Agent an amount equal to the accrued but unpaid interest on such portion of such Revolving Loans so prepaid and any amounts payable under Section 2.18 of the Credit Agreement in connection with such prepayment, and the Administrative Agent shall apply the entire amount of the Funded Incremental Loans and the amounts paid to the Administrative Agent pursuant to clause (ii) above to effect a prepayment of the Revolving Loans of the Revolving Lenders (other than the Additional Revolving Lenders) in accordance with Sections 2.8 and 2.15 of the Credit Agreement; provided that, for the avoidance of doubt, the proceeds of the Funded Incremental Loans and the amounts set forth in clause (ii) above shall be applied pro rata (other than any amounts payable under Section 2.18 of the Credit Agreement, which shall be paid to the Revolving Lenders (other than the Additional Revolving Lenders) entitled to such amounts in accordance with such Section 2.18) based on the Total Revolving Commitments of each Revolving Lender (other than the Additional Revolving Lenders) in effect immediately prior to giving effect to the Revolving Commitment Increase. The Additional Revolving Lenders hereby agree to waive the requirement set forth in Section 2.15(c) of the Credit Agreement solely with respect to the optional prepayment to be effected pursuant to this Section 1(d).

(e) Each Funded Incremental Loan shall be a Revolving Loan for purposes of the Credit Agreement and the other Loan Documents and shall be allocated among each existing borrowing consisting of Revolving Loans made on the same date, of the same Type and with the same Interest Period (each, a “Borrowing”) such that, after giving effect to such allocation and the optional prepayment to be effected pursuant to Section 1(d) above, each Revolving Lender (including the Additional Revolving Lenders) shall hold a pro rata share of the Revolving Loans in each Borrowing, determined based on the Total Revolving Commitments immediately after giving effect to the Revolving Commitment Increase.
(f) Upon giving effect to the Revolving Commitment Increase, Schedule 1 to the Credit Agreement shall be replaced in its entirety with Schedule II hereto.
SECTION 2. Conditions. The consummation of the Revolving Commitment Increase shall not become effective until the date on which each of the following conditions is satisfied or waived by the Additional Revolving Lenders (such date, the “Revolving Commitment Increase Effective Date”):
(a) The Administrative Agent shall have received a notice of borrowing with respect to the Funded Incremental Loans to be made on the Revolving Commitment Increase Effective Date in the form of the borrowing notice that would otherwise be required to be delivered under Section 2.2 of the Credit Agreement; provided that the Funded Incremental Loans shall have Interest Periods as determined pursuant to Section 1(e).
(b) All reasonable out-of-pocket expenses of the Administrative Agent for which invoices have been presented (including the reasonable out-of-pocket expenses of legal counsel) that are required to be reimbursed in connection with this Amendment under Section 10.5 of the Credit Agreement shall have been paid or reimbursed, as the case may be.
(c) Each of the representations and warranties made or deemed to be made in this Amendment shall be true and correct in all material respects.
(d) Each of the conditions set forth in Section 5.2 of the Credit Agreement shall be satisfied as of the Revolving Commitment Increase Effective Date (after giving effect to any borrowings to be made on the Revolving Commitment Increase Effective Date).
(e) After giving pro forma effect to the borrowings to be made on the Revolving Commitment Increase Effective Date and to any change in Consolidated Adjusted EBITDA and any increase in Indebtedness resulting from the consummation of any Investment concurrently with such borrowings as of the date of the most recent financial statements delivered pursuant to Section 6.1(a) or (b) of the Credit Agreement, the Borrower shall be in compliance with each of the covenants set forth in Section 7.1 of the Credit Agreement.

(f) The Administrative Agent shall have received an executed legal opinion of (i) Cravath, Swaine & Moore LLP, special counsel to the Loan Parties, (ii) Delaware counsel to the Loan Parties and (iii) general counsel to the Loan Parties, dated as of the Revolving Commitment Increase Effective Date and covering such matters as the Administrative Agent shall reasonably request.
(g) The Administrative Agent shall have received reasonably satisfactory evidence that the Board of Directors (or such similar governing body) of the Borrower, Holdings and each other Loan Party has approved the execution and delivery of this Amendment and the performance of the transactions contemplated hereby.
SECTION 3. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each such party that:
(a) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(b) Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof and on and as of the Revolving Commitment Increase Effective Date as if made on and as of the date hereof or the Revolving Commitment Increase Effective Date, as the case may be, except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.
(c) No Event of Default or Default has occurred and is continuing as of the date hereof and as of the Revolving Commitment Increase Effective Date after giving effect to the Revolving Commitment increase and extensions of credit requested to be made on the Revolving Commitment Increase Effective Date.
SECTION 4. Effectiveness; Amendments. This Amendment shall become effective as of the date first written above when the Administrative Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, the other Loan Parties, the Administrative Agent and the Additional Revolving Lenders. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by Holdings, the Borrower, the Administrative Agent and each Additional Revolving Lender.

SECTION 5. Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date this Amendment becomes effective, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall be a “Loan Document” for purposes of the Credit Agreement and the other Loan Documents.
SECTION 6. Acknowledgment of Loan Parties. Each of the Loan Parties hereby acknowledges its receipt of a copy of this Amendment and its review of the terms and conditions hereof, and each of the Loan Parties hereby consents to the terms and conditions of this Amendment and the transactions contemplated hereby, and hereby confirms its Guaranty (to the extent applicable to such Loan Party) and its grant of Collateral under the Credit Agreement and the Security Documents and agrees that such Guaranty and such grant of Collateral shall continue to be in full force and effect and shall inure to the benefit of the Secured Parties (as defined in the Security Agreement), including the Additional Revolving Lenders as such in respect of their Incremental Revolving Loan Commitments and the other Obligations owed to them from time to time.
SECTION 7. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by facsimile transmission or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Borrower and the Administrative Agent.
SECTION 9. Notices. All notices, requests and demands to or upon the respective parties hereto shall be given in the manner, and become effective, as set forth in Section 10.2 of the Credit Agreement, except that, with respect to each undersigned Additional Revolving Lender, all such notices, requests and demands shall be delivered to the address set forth below such Additional Revolving Lender’s name on its executed signature page hereto.
SECTION 10. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE OPERATING COMPANY, as Borrower
by:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CROWN CASTLE INTERNATIONAL CORP., as a Loan Party
by:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CROWN CASTLE OPERATING LLC, as a Loan Party
by:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

CCGS HOLDINGS CORP., as a Loan Party
by:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

GLOBAL SIGNAL OPERATING PARTNERSHIP, L.P., as a Loan Party
by:	/s/ Jay A. Brown
	Name:	Jay A. Brown
	Title:	Senior Vice President, Chief Financial Officer & Treasurer

THE ROYAL BANK OF SCOTLAND PLC, as Administrative Agent
by:	/s/ Matthew Pennachio
	Name:	Matthew Pennachio
	Title:	Vice President

SCOTIABANC INC., as an Additional Revolving Lender
by:	/s/ J.F. Todd
	Name:	J.F. Todd
	Title:	Managing Director

Address for Notices: 711 Louisiana Street Suite 1400 Houston, TX 77002

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as an Additional Revolving Lender
by:	/s/ Jose Carlos
	Name:	Jose Carlos
	Title:	Vice President

Address for Notices: 1251 Avenue of the Americas New York, NY 10020-1104